UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

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Russell Investment Company

(Name of Registrant As Specified In Its Charter)

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RUSSELL INVESTMENT COMPANY

1301 Second Avenue

18th Floor

Seattle, WA 98101

August 5, 2014

RUSSELL U.S. LARGE CAP EQUITY FUND

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT REGARDING A RECENT MONEY MANAGER EVENT

An Information Statement regarding a recent money manager event related to the Russell U.S. Large Cap Equity Fund (the “Fund”), a series of Russell Investment Company (“RIC”), is available for your review. This Notice presents only an overview of the more complete Information Statement that is available to you on the internet or by mail. We encourage you to access and review all of the important information contained in the Information Statement.

The Fund is not soliciting proxy or consent authority, but is furnishing an Information Statement pursuant to Rule 14a-16 and 14c-2 under the Securities Exchange Act of 1934, as amended.

The Information Statement details a recent money manager event related to the Fund. Specifically, as a result of a change of control for Ceredex Value Advisors LLC (“Ceredex”), an existing money manager for the Fund, the Board of Trustees of RIC (the “Board”) approved a new portfolio management contract with Ceredex at its February 25, 2014 Board meeting, for Ceredex to continue to serve as a money manager to the Fund. This new portfolio management contract became effective on May 30, 2014.

RIC’s investment adviser is Russell Investment Management Company (“RIMCo”). The Information Statement is being provided to you in lieu of a proxy statement pursuant to the terms of an exemptive order granted to RIMCo and RIC by the Securities and Exchange Commission. The order permits RIMCo to hire a money manager at any time, subject to the approval of the Fund’s Board, without a shareholder vote. Shareholders of the Fund must be provided with specified information within 90 days of the hiring of any new money manager. The order allows the Fund, in lieu of physical delivery of the Information Statement, to make the Information Statement available online.

The full Information Statement will be available on RIC’s website at http://hosted.rightprospectus.com/Russell/ until at least 90 days after this notice was sent to you. A paper or email copy of the full Information Statement may be obtained, without charge, by calling 1-800-290-2604 or emailing RussellProspectuses@RRD.com. For other Fund related information, please call 1-800-787-7354 or visit Russell.com.

If you want to receive more information regarding this recent money manager event, you may request a paper or email copy of the Information Statement per the instructions above. You must request a paper copy of the Information Statement by the 90th day after this notice was sent to you in order to receive timely delivery.

There is no charge to you for requesting a copy.

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

Seattle, Washington 98101

August 5, 2014

To Shareholders of the Russell U.S. Large Cap Equity Fund (the “Fund”):

Enclosed is an Information Statement of Russell Investment Company (“RIC”) that details a recent money manager event related to the Fund. Specifically, as a result of a change of control for Ceredex Value Advisors LLC (“Ceredex”), an existing money manager for the Fund, the Board of Trustees of RIC (the “Board”) approved a new portfolio management contract with Ceredex at its February 25, 2014 Board meeting, for Ceredex to continue to serve as a money manager to the Fund. This new portfolio management contract became effective on May 30, 2014.

The attached Information Statement provides information about Ceredex, the new portfolio management contract with Ceredex and the Board’s considerations in approving the new portfolio management contract.

Please note that the Fund is not required to obtain shareholder approval for this money manager related event. We are not asking you for a proxy and you are requested not to send us a proxy.

If you have any questions regarding the Information Statement, please call 1-800-787-7354. A paper or email copy of the attached Information Statement may be obtained, without charge, by calling 1-800-290-2604.

Sincerely,

Jessica Gates
Assistant Secretary
Russell Investment Company

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

Seattle, Washington 98101

INFORMATION STATEMENT

RUSSELL U.S. LARGE CAP EQUITY FUND

Under the terms of an exemptive order (the “Order”) issued by the Securities and Exchange Commission (“SEC”), this document is an Information Statement and is being furnished to shareholders of the Russell U.S. Large Cap Equity Fund (the “Fund”), a series of Russell Investment Company (“RIC”). Russell Investment Management Company (“RIMCo”) serves as the investment adviser of the Fund.

The Fund allocates most of its assets among multiple money managers unaffiliated with RIMCo. Assets not allocated to money managers are managed by RIMCo. RIMCo, as the Fund’s adviser, may change the allocation of the Fund’s assets among money managers at any time. The Order permits RIMCo to hire a money manager at any time, subject to the approval of the Board of Trustees of RIC (the “Board”), without a shareholder vote. Pursuant to the terms of the Order, the Fund is required to notify its shareholders within 90 days of when a new money manager is hired for the Fund.

Change of Money Manager

Ceredex Value Advisors LLC (“Ceredex”) is an existing money manager for the Fund. Ceredex is currently 100% owned by RidgeWorth Capital Management, Inc. (“RidgeWorth”), a majority-owned subsidiary of SunTrust Banks, Inc. (“SunTrust”). No other shareholder owns more than 5% of RidgeWorth. On December 11, 2013, Ceredex notified RIMCo that employees of RidgeWorth and Lightyear Capital LLC had entered into an agreement to acquire RidgeWorth from SunTrust (the “Transaction”). Upon close of this Transaction, RidgeWorth became an independent investment firm. Because this change of control resulted in an assignment of Ceredex’s portfolio management contract with RIMCo and an automatic termination of that contract, the Board of RIC approved a new portfolio management contract with Ceredex at its February 25, 2014 Board meeting. This new portfolio management contract became effective on May 30, 2014.

Portfolio Management Contract

Effective May 30, 2014, RIMCo, as fiduciary for RIC, entered into a new portfolio management contract with Ceredex. The contract will continue until August 31, 2015. Thereafter, the contract will continue in effect for successive annual periods if its continuance has been specifically approved at least annually by RIC’s Board, including the affirmative vote of a majority of the Trustees who are not parties to the contract, or “interested persons” (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. The contract is automatically terminated if assigned. The contract may be terminated without payment of any penalty by RIMCo or RIC immediately upon written notice to Ceredex and by Ceredex upon 30 days’ written notice to RIMCo.

Board Approval of Portfolio Management Contract

In evaluating the portfolio management contract with Ceredex, the Board considered that the Fund, in employing a manager-of-managers method of investment, operates in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which in turn, employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. In the case of the Fund, an advisory fee is paid by the Fund to RIMCo which in turn compensates the money manager firms hired to make specific securities selections.

The Board considered that RIMCo (rather than any money manager) is responsible under the investment advisory agreement for determining, implementing and maintaining the investment program for the Fund. Assets of the Fund generally have been allocated among the multiple money managers.

RIMCo is responsible for selecting, subject to Board approval, money managers for the Fund and for actively managing allocations and reallocations of assets among the money managers. The Board has been advised that RIMCo’s goal is to construct and manage diversified portfolios in a risk aware manner. Each money manager for the Fund in effect performs the function of an individual portfolio manager who is responsible for selecting portfolio securities for the portion of the Fund assigned to it by RIMCo (each, a ‘‘segment’’) in accordance with the Fund’s applicable investment objective, policies and restrictions, any constraints placed by RIMCo upon its selection of portfolio securities and the money manager’s specified role in the Fund. RIMCo is responsible for communicating performance expectations to each money manager; supervising compliance by each money manager with the Fund’s investment objective and policies; authorizing money managers to engage in certain investment strategies for the Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIMCo is responsible for recommending to the Board the additions of new money managers or terminations or replacements of existing money managers at any time when, based on RIMCo’s research and ongoing review and analysis, such actions are appropriate. RIMCo may impose specific investment constraints from time to time for each money manager intended to capitalize on the strengths of that money manager or to coordinate the investment activities of money managers for the Fund in a complementary manner. Therefore, RIMCo’s selection of money managers is made not only on the basis of performance considerations but also on anticipated compatibility with other money managers in the Fund. In light of the foregoing, the overall performance of the Fund over appropriate periods reflects, in great part, the performance of RIMCo in designing the Fund’s investment program, structuring the Fund, selecting an effective money manager with a particular investment style or sub-style for a segment that is complementary to the styles of the money managers of other Fund segments, and allocating assets among the money managers in a manner designed to achieve the objectives of the Fund.

The Board considered that the prospectus for the Fund and other public disclosures emphasize to investors RIMCo’s role as the principal investment manager for the Fund, rather than the investment selection role of the Fund’s money managers, and describe the manner in which the Fund operates so that investors may take that information into account when deciding to purchase shares of the Fund.

At a meeting held on February 25, 2014, the Board received a proposal from RIMCo to approve a new portfolio management contract between RIMCo and Ceredex. The Trustees approved the terms of the proposed portfolio management contract with Ceredex based upon RIMCo’s recommendation to hire the money manager at the proposed fee rate; information as to the reason for the proposed change; information as to the money manager’s role in the management of the Fund’s investment portfolio (including the amount of Fund assets to be allocated to the money manager) and RIMCo’s evaluation of the anticipated quality of the investment advisory services to be provided by the money manager; information as to any significant business relationships between the money manager and RIMCo or Russell Financial Services, Inc., the Fund’s underwriter; the Fund’s Chief Compliance Officer’s evaluation of the money manager’s compliance program, policies and procedures and certification that they were consistent with applicable legal standards; RIMCo’s explanation as to the lack of relevance of money manager profitability to the evaluation of portfolio management contracts with money managers because the willingness of the money manager to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo’s awareness of the standard fee rates charged by the money manager to other clients; RIMCo’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered; and the expected costs of transitioning Fund assets to the money manager. The Trustees considered information provided by RIMCo that, the proposed change would have no impact on the aggregate money manager fees to be paid by RIMCo from its investment advisory fee as a result of the engagement of the money manager. The Trustees also considered their findings at meetings held on April 18, 2013 and August 26-27, 2013 as to the reasonableness of the aggregate investment advisory fees paid by the Fund, and the fact that the aggregate investment advisory fees paid by the Fund would not increase as a result of the implementation of the proposed money manager change because the money manager’s investment advisory fees are paid by RIMCo. A more extensive discussion of the Board’s findings at their April 18, 2013 and August 26-27, 2013 meetings is available in the Fund’s annual report for the fiscal year ended October 31, 2013, a copy of which is available free of charge by calling 1-800-787-7354.

Compensation

Under its advisory agreement with RIC, RIMCo receives an advisory fee from the Fund for its services. From its advisory fee, RIMCo, as agent for RIC, pays all Fund money managers for their investment selection services. The remainder of the fee is retained by RIMCo as compensation for its services and to pay expenses. Quarterly, each Fund money manager, including Ceredex, is paid a pro rata portion of its annual fee, based on the monthly average of all the assets allocated to it. The annual rate of the advisory fees payable to RIMCo as a percentage of the average daily net assets of the Fund is 0.70% (estimated to be $2,145,624 based on an assumed average asset level of $306,517,755 for the twelve months ended October 31, 2013, RIC’s fiscal year end). Prior to the changes described herein, the aggregate annual rate of the advisory fees payable to the Fund’s money managers was approximately 0.19% (estimated to be $582,384 based on the same asset level). Giving effect to the changes described in this notice including any changes to the target allocation of Fund assets among the Fund’s money managers and RIMCo, as applicable, the aggregate annual advisory fee payable to the Fund’s money managers would have been approximately 0.19% (estimated to have been $582,384 based on the same asset level).

For the most recently completed fiscal year, the Fund paid no aggregate commissions to brokers affiliated with Ceredex.

The money managers may use brokerage commissions to pay for soft dollar research services. Any such use will be in accordance with Section 28(e) of the Securities Exchange Act of 1934.

Similar Investment Advisory Relationships

Ceredex acts as an investment adviser to other registered U.S. investment companies with investment objectives similar to those of the Fund.

Name	Assets as of June 30, 2014
Barclays Multi-Manager Fund PLC	$330 million

Additional Information About Ceredex

Ceredex Value Advisors LLC, Lincoln Plaza, 300 South Orange Avenue, Suite 1600, Orlando, FL 32801, is a wholly-owned subsidiary of RidgeWorth Capital Management LLC (“RidgeWorth”), a registered investment adviser. RidgeWorth is indirectly owned in part by certain investment funds (the “LY Funds”) that are advised by an affiliate of Lightyear Capital LLC, a registered investment adviser. The LY Funds are presumed to control the parent company of RidgeWorth for purposes of the Investment Company Act of 1940.

The names and principal occupations of the principal executive officers and each director or general partner of Ceredex, all located at Lincoln Plaza, 300 South Orange Avenue, Suite 1600, Orlando, FL 32801, are listed below.

Name	Principal Occupation/Title
Ashi Parikh	Chief Executive Officer
Mills Riddick	President and Chief Investment Officer
John Stebbins	Chief Financial Officer
Josie Rosson	Chief Compliance Officer
Don Wordell	Managing Director
Brett Barner	Managing Director
Charlie Carter	Director
Jennifer Graff	Director
Melissa Miller	Director
Jason Fraser	Vice President
Nicole Blakely	Vice President
Cody Smith	Vice President
Hein Hamekom	Associate
Steve Loncar	Vice President
Sarah Thompson	Associate

No officers or trustees of RIC are officers, employees, directors, general partners or shareholders of Ceredex. In addition, since the beginning of RIC’s most recently completed fiscal year, no trustee of RIC has had, directly or indirectly, a material interest in any transaction or material proposed transaction to which Ceredex, its parent entity or subsidiaries or any subsidiaries of the parent of any such entities, was or is to be a party. Since the beginning of RIC’s most recently completed fiscal year, none of the Trustees purchased or sold securities of Ceredex or its parent or subsidiaries.

Related Information

Russell Investment Management Company, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, provides or oversees the provision of all investment advisory and portfolio management services for the Fund.

Russell Financial Services, Inc., 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIMCo, is the principal distributor of Fund shares.

Russell Fund Services Company, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIMCo, is the administrator of the Fund.

Additional Information

As permitted by law, only one copy of this Information Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified RIC of their desire to receive multiple copies of the Information Statements RIC sends. If you would like to receive an additional copy, please contact RIC by calling 1-800-787-7354 or writing to 1301 Second Avenue, 18th Floor, Seattle, WA 98101. RIC will then promptly deliver a separate copy of the Information Statements to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of RIC’s Information Statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies should also direct requests as indicated.

If you have any questions about the changes described in this Information Statement or if you wish to obtain a copy of the Fund’s annual or semiannual reports to shareholders at no charge, please contact your Russell authorized financial intermediary or RIC, at 1301 Second Avenue, 18th Floor, Seattle, WA 98101 or 1-800-787-7354.

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

18th Floor

Seattle, WA 98101

August 5, 2014

RUSSELL U.S. MID CAP EQUITY FUND

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT REGARDING A RECENT MONEY MANAGER EVENT

An Information Statement regarding a recent money manager event related to the Russell U.S. Mid Cap Equity Fund (the “Fund”), a series of Russell Investment Company (“RIC”), is available for your review. This Notice presents only an overview of the more complete Information Statement that is available to you on the internet or by mail. We encourage you to access and review all of the important information contained in the Information Statement.

The Fund is not soliciting proxy or consent authority, but is furnishing an Information Statement pursuant to Rule 14a-16 and 14c-2 under the Securities Exchange Act of 1934, as amended.

The Information Statement details a recent money manager event related to the Fund. Specifically, as a result of a change of control for Ceredex Value Advisors LLC (“Ceredex”), an existing money manager for the Fund, the Board of Trustees of RIC (the “Board”) approved a new portfolio management contract with Ceredex at its February 25, 2014 Board meeting, for Ceredex to continue to serve as a money manager to the Fund. This new portfolio management contract became effective on May 30, 2014.

RIC’s investment adviser is Russell Investment Management Company (“RIMCo”). The Information Statement is being provided to you in lieu of a proxy statement pursuant to the terms of an exemptive order granted to RIMCo and RIC by the Securities and Exchange Commission. The order permits RIMCo to hire a money manager at any time, subject to the approval of the Fund’s Board, without a shareholder vote. Shareholders of the Fund must be provided with specified information within 90 days of the hiring of any new money manager. The order allows the Fund, in lieu of physical delivery of the Information Statement, to make the Information Statement available online.

The full Information Statement will be available on RIC’s website at http://hosted.rightprospectus.com/Russell/ until at least 90 days after this notice was sent to you. A paper or email copy of the full Information Statement may be obtained, without charge, by calling 1-800-290-2604 or emailing RussellProspectuses@RRD.com. For other Fund related information, please call 1-800-787-7354 or visit Russell.com.

If you want to receive more information regarding this recent money manager event, you may request a paper or email copy of the Information Statement per the instructions above. You must request a paper copy of the Information Statement by the 90th day after this notice was sent to you in order to receive timely delivery.

There is no charge to you for requesting a copy.

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

Seattle, Washington 98101

August 5, 2014

To Shareholders of the Russell U.S. Mid Cap Equity Fund (the “Fund”):

Enclosed is an Information Statement of Russell Investment Company (“RIC”) that details a recent money manager event related to the Fund. Specifically, as a result of a change of control for Ceredex Value Advisors LLC (“Ceredex”), an existing money manager for the Fund, the Board of Trustees of RIC (the “Board”) approved a new portfolio management contract with Ceredex at its February 25, 2014 Board meeting, for Ceredex to continue to serve as a money manager to the Fund. This new portfolio management contract became effective on May 30, 2014.

The attached Information Statement provides information about Ceredex, the new portfolio management contract with Ceredex and the Board’s considerations in approving the new portfolio management contract.

Please note that the Fund is not required to obtain shareholder approval for this money manager related event. We are not asking you for a proxy and you are requested not to send us a proxy.

If you have any questions regarding the Information Statement, please call 1-800-787-7354. A paper or email copy of the attached Information Statement may be obtained, without charge, by calling 1-800-290-2604.

Sincerely,

Jessica Gates
Assistant Secretary
Russell Investment Company

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

Seattle, Washington 98101

INFORMATION STATEMENT

RUSSELL U.S. MID CAP EQUITY FUND

Under the terms of an exemptive order (the “Order”) issued by the Securities and Exchange Commission (“SEC”), this document is an Information Statement and is being furnished to shareholders of the Russell U.S. Mid Cap Equity Fund (the “Fund”), a series of Russell Investment Company (“RIC”). Russell Investment Management Company (“RIMCo”) serves as the investment adviser of the Fund.

The Fund allocates most of its assets among multiple money managers unaffiliated with RIMCo. Assets not allocated to money managers are managed by RIMCo. RIMCo, as the Fund’s adviser, may change the allocation of the Fund’s assets among money managers at any time. The Order permits RIMCo to hire a money manager at any time, subject to the approval of the Board of Trustees of RIC (the “Board”), without a shareholder vote. Pursuant to the terms of the Order, the Fund is required to notify its shareholders within 90 days of when a new money manager is hired for the Fund.

Change of Money Manager

Ceredex Value Advisors LLC (“Ceredex”) is an existing money manager for the Fund. Ceredex is currently 100% owned by RidgeWorth Capital Management, Inc. (“RidgeWorth”), a majority-owned subsidiary of SunTrust Banks, Inc. (“SunTrust”). No other shareholder owns more than 5% of RidgeWorth. On December 11, 2013, Ceredex notified RIMCo that employees of RidgeWorth and Lightyear Capital LLC had entered into an agreement to acquire RidgeWorth from SunTrust (the “Transaction”). Upon close of this Transaction, RidgeWorth became an independent investment firm. Because this change of control resulted in an assignment of Ceredex’s portfolio management contract with RIMCo and an automatic termination of that contract, the Board of RIC approved a new portfolio management contract with Ceredex at its February 25, 2014 Board meeting. This new portfolio management contract became effective on May 30, 2014.

Portfolio Management Contract

Effective May 30, 2014, RIMCo, as fiduciary for RIC, entered into a new portfolio management contract with Ceredex. The contract will continue until August 31, 2015. Thereafter, the contract will continue in effect for successive annual periods if its continuance has been specifically approved at least annually by RIC’s Board, including the affirmative vote of a majority of the Trustees who are not parties to the contract, or “interested persons” (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. The contract is automatically terminated if assigned. The contract may be terminated without payment of any penalty by RIMCo or RIC immediately upon written notice to Ceredex and by Ceredex upon 30 days’ written notice to RIMCo.

Board Approval of Portfolio Management Contract

In evaluating the portfolio management contract with Ceredex, the Board considered that the Fund, in employing a manager-of-managers method of investment, operates in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which in turn, employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. In the case of the Fund, an advisory fee is paid by the Fund to RIMCo which in turn compensates the money manager firms hired to make specific securities selections.

The Board considered that RIMCo (rather than any money manager) is responsible under the investment advisory agreement for determining, implementing and maintaining the investment program for the Fund. Assets of the Fund generally have been allocated among the multiple money managers.

RIMCo is responsible for selecting, subject to Board approval, money managers for the Fund and for actively managing allocations and reallocations of assets among the money managers. The Board has been advised that RIMCo’s goal is to construct and manage diversified portfolios in a risk aware manner. Each money manager for the Fund in effect performs the function of an individual portfolio manager who is responsible for selecting portfolio securities for the portion of the Fund assigned to it by RIMCo (each, a ‘‘segment’’) in accordance with the Fund’s applicable investment objective, policies and restrictions, any constraints placed by RIMCo upon its selection of portfolio securities and the money manager’s specified role in the Fund. RIMCo is responsible for communicating performance expectations to each money manager; supervising compliance by each money manager with the Fund’s investment objective and policies; authorizing money managers to engage in certain investment strategies for the Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIMCo is responsible for recommending to the Board the additions of new money managers or terminations or replacements of existing money managers at any time when, based on RIMCo’s research and ongoing review and analysis, such actions are appropriate. RIMCo may impose specific investment constraints from time to time for each money manager intended to capitalize on the strengths of that money manager or to coordinate the investment activities of money managers for the Fund in a complementary manner. Therefore, RIMCo’s selection of money managers is made not only on the basis of performance considerations but also on anticipated compatibility with other money managers in the Fund. In light of the foregoing, the overall performance of the Fund over appropriate periods reflects, in great part, the performance of RIMCo in designing the Fund’s investment program, structuring the Fund, selecting an effective money manager with a particular investment style or sub-style for a segment that is complementary to the styles of the money managers of other Fund segments, and allocating assets among the money managers in a manner designed to achieve the objectives of the Fund.

The Board considered that the prospectus for the Fund and other public disclosures emphasize to investors RIMCo’s role as the principal investment manager for the Fund, rather than the investment selection role of the Fund’s money managers, and describe the manner in which the Fund operates so that investors may take that information into account when deciding to purchase shares of the Fund.

At a meeting held on February 25, 2014, the Board received a proposal from RIMCo to approve a new portfolio management contract between RIMCo and Ceredex. The Trustees approved the terms of the proposed portfolio management contract with Ceredex based upon RIMCo’s recommendation to hire the money manager at the proposed fee rate; information as to the reason for the proposed change; information as to the money manager’s role in the management of the Fund’s investment portfolio (including the amount of Fund assets to be allocated to the money manager) and RIMCo’s evaluation of the anticipated quality of the investment advisory services to be provided by the money manager; information as to any significant business relationships between the money manager and RIMCo or Russell Financial Services, Inc., the Fund’s underwriter; the Fund’s Chief Compliance Officer’s evaluation of the money manager’s compliance program, policies and procedures and certification that they were consistent with applicable legal standards; RIMCo’s explanation as to the lack of relevance of money manager profitability to the evaluation of portfolio management contracts with money managers because the willingness of the money manager to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo’s awareness of the standard fee rates charged by the money manager to other clients; RIMCo’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered; and the expected costs of transitioning Fund assets to the money manager. The Trustees considered information provided by RIMCo that, the proposed change would have no impact on the aggregate money manager fees to be paid by RIMCo from its investment advisory fee as a result of the engagement of the money manager. The Trustees also considered their findings at meetings held on April 18, 2013 and August 26-27, 2013 as to the reasonableness of the aggregate investment advisory fees paid by the Fund, and the fact that the aggregate investment advisory fees paid by the Fund would not increase as a result of the implementation of the proposed money manager change because the money manager’s investment advisory fees are paid by RIMCo. A more extensive discussion of the Board’s findings at their April 18, 2013 and August 26-27, 2013 meetings is available in the Fund’s annual report for the fiscal year ended October 31, 2013, a copy of which is available free of charge by calling 1-800-787-7354.

Compensation

Under its advisory agreement with RIC, RIMCo receives an advisory fee from the Fund for its services. From its advisory fee, RIMCo, as agent for RIC, pays all Fund money managers for their investment selection services. The remainder of the fee is retained by RIMCo as compensation for its services and to pay expenses. Quarterly, each Fund money manager, including Ceredex, is paid a pro rata portion of its annual fee, based on the monthly average of all the assets allocated to it. The annual rate of the advisory fees payable to RIMCo as a percentage of the average daily net assets of the Fund is 0.80% (estimated to be $1,218,314 based on an assumed average asset level of $152,289,290 for the twelve months ended October 31, 2013, RIC’s fiscal year end). Prior to the changes described herein, the aggregate annual rate of the advisory fees payable to the Fund’s money managers was approximately 0.32% (estimated to be $487,326 based on the same asset level). Giving effect to the changes described in this notice including any changes to the target allocation of Fund assets among the Fund’s money managers and RIMCo, as applicable, the aggregate annual advisory fee payable to the Fund’s money managers would have been approximately 0.32% (estimated to have been $487,326 based on the same asset level).

For the most recently completed fiscal year, the Fund paid no aggregate commissions to brokers affiliated with Ceredex.

The money managers may use brokerage commissions to pay for soft dollar research services. Any such use will be in accordance with Section 28(e) of the Securities Exchange Act of 1934.

Similar Investment Advisory Relationships

Ceredex acts as an investment adviser to other registered U.S. investment companies with investment objectives similar to those of the Fund.

Name	Assets as of June 30, 2014
Barclays Multi-Manager Fund PLC	$330 million

Additional Information About Ceredex

Ceredex Value Advisors LLC, Lincoln Plaza, 300 South Orange Avenue, Suite 1600, Orlando, FL 32801, is a wholly-owned subsidiary of RidgeWorth Capital Management LLC (“RidgeWorth”), a registered investment adviser. RidgeWorth is indirectly owned in part by certain investment funds (the “LY Funds”) that are advised by an affiliate of Lightyear Capital LLC, a registered investment adviser. The LY Funds are presumed to control the parent company of RidgeWorth for purposes of the Investment Company Act of 1940.

The names and principal occupations of the principal executive officers and each director or general partner of Ceredex, all located at Lincoln Plaza, 300 South Orange Avenue, Suite 1600, Orlando, FL 32801, are listed below.

Name	Principal Occupation/Title
Ashi Parikh	Chief Executive Officer
Mills Riddick	President and Chief Investment Officer
John Stebbins	Chief Financial Officer
Josie Rosson	Chief Compliance Officer
Don Wordell	Managing Director
Brett Barner	Managing Director
Charlie Carter	Director
Jennifer Graff	Director
Melissa Miller	Director
Jason Fraser	Vice President
Nicole Blakely	Vice President
Cody Smith	Vice President
Hein Hamekom	Associate
Steve Loncar	Vice President
Sarah Thompson	Associate

No officers or trustees of RIC are officers, employees, directors, general partners or shareholders of Ceredex. In addition, since the beginning of RIC’s most recently completed fiscal year, no trustee of RIC has had, directly or indirectly, a material interest in any transaction or material proposed transaction to which Ceredex, its parent entity or subsidiaries or any subsidiaries of the parent of any such entities, was or is to be a party. Since the beginning of RIC’s most recently completed fiscal year, none of the Trustees purchased or sold securities of Ceredex or its parent or subsidiaries.

Related Information

Russell Investment Management Company, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, provides or oversees the provision of all investment advisory and portfolio management services for the Fund.

Russell Financial Services, Inc., 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIMCo, is the principal distributor of Fund shares.

Russell Fund Services Company, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIMCo, is the administrator of the Fund.

Additional Information

As permitted by law, only one copy of this Information Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified RIC of their desire to receive multiple copies of the Information Statements RIC sends. If you would like to receive an additional copy, please contact RIC by calling 1-800-787-7354 or writing to 1301 Second Avenue, 18th Floor, Seattle, WA 98101. RIC will then promptly deliver a separate copy of the Information Statements to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of RIC’s Information Statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies should also direct requests as indicated.

If you have any questions about the changes described in this Information Statement or if you wish to obtain a copy of the Fund’s annual or semiannual reports to shareholders at no charge, please contact your Russell authorized financial intermediary or RIC, at 1301 Second Avenue, 18th Floor, Seattle, WA 98101 or 1-800-787-7354.